STATE OF ILLINOIS    )
                          )
COUNTY OF COOK       )

IN THE MATTER OF:                             CPC NO.

NUTRITION FOR LIFE INTERNATIONAL, INC.,       AVC NO.
A TEXAS CORPORATION,

          RESPONDENT.

                       ASSURANCE OF VOLUNTARY COMPLIANCE
                       ---------------------------------

          1. JAMES E. RYAN, Attorney General of Illinois (hereinafter the "Attorney General"), by and for the State of Illinois, has authority to enter into and accept this Assurance of Voluntary Compliance ("AVC") pursuant to 815 ILCS 505/6.1 (1994).

          2. NUTRITION FOR LIFE INTERNATIONAL, INC. (hereinafter referred to as "NFLI"), is a Texas corporation, which is engaged in the trade or commerce of offering for sale and selling health care and other products to consumers in Illinois and elsewhere through a multilevel sales force of independent Distributors.

          3. The provisions of this AVC shall apply to NFLI, and all Persons whom NFLI has authority to bind, including any successors. This AVC applies to NFLI's conduct with respect to Illinois consumers and Distributors. NFLI will conduct itself in a consistent manner in other states. This AVC is intended to be a document with practical application. Both parties agree that, as circumstances and the law change, they may propose modifications to this agreement and the other party will not unreasonably withhold consent thereto.

                      BACKGROUND FACTS AND CIRCUMSTANCES
                      ----------------------------------

          4. On or about April 17, 1996, the Attorney General filed suit against The Trudeau Marketing Group, Inc., Kevin Mark Trudeau and Jules Leib (hereinafter the "Defendants"), People v. Trudeau, 96 CH 3856 in the Circuit
                                -----------------
Court of Cook County (hereinafter the "Civil suit").

          5. The Civil Suit did not name NFLI as a defendant and no allegations of wrongdoing have been made against NFLI. The allegations in the Civil Suit concern the practices of certain Distributors in the sale of NFLI Products and in the recruiting of NFLI Distributors.

          6. Following the filing of the Civil Suit, NFLI approached the Illinois Attorney General and offered to enter into this AVC voluntarily, in order to assure itself that its policies and practices and its independent Distributor's policies and practices conform to Illinois law and fairly protect the interests of consumers.

          7. The Attorney General, by entering into this AVC, is not approving or endorsing NFLI, its independent Distributors, or its business practices.

                                  DEFINITIONS
                                  -----------

          8.  As used in this AVC:

          (a) "Compensation" means any payment of money, including but not limited to any bonus, commission, override, profit, rebate or other consideration which a Distributor may earn or receive;

          (b) "Derivative Income" means Compensation derived by a Qualified Executive Distributor as a result of Sales by Executive Distributors in the Qualified Executive

Distributor's Downline and does not include Retail Profit or income earned on a Distributor's own Sales to his Downline or to an End User. (It is one of the purposes of this AVC to ensure that Distributors do not receive Derivative Income unless they are actively making Sales to End Users.);

          (c) "Distribution System" means the specific business practices of NFLI and its participants, including but not limited to NFLI's Policies and Procedures, Marketing or Sales Plan, Sales Compensation Plan, Compensation Plan or Program, and Distributor Agreement;

          (d) "Distributor" means any Person authorized by contract to sell NFLI Products and Sales aids, and to offer NFLI distributorships, or otherwise recruit and sponsor other to become Distributors;

          (e) "Downline" means any Executive Distributor who is in the marketing plan positioned below another Executive Distributor and who generates Derivative Income for that Executive Distributor;

          (f) "Each" shall include the collective as well as the singular, and shall mean "all," "any," and "every," and these terms shall be interchangeable;

          (g) As to any Distributor, "End User" means any Person (i) as to whom the Distributor earns Retail Profit on the Sale of Product; and (ii) who is not in that Distributor's Downline; and (iii) with respect to whom that Distributor earns no Derivative Income; and (iv) who is not an Executive Distributor;and (v) who has purchased no more than a cumulative total of $1,500 of Product at the time of the purchase;

              (h) "Executive Distributor" means any Distributor who has met any of the NFLI cumulative purchase requirements to achieve the executive level according to the NFLI MCP;

              (i) "Marketing and Compensation Plan Explanation" ("MCPE") means any material which explains the NFLI marketing and compensation plan ("MCP");

              (j) "NFLI" means Nutrition For Life International, Inc. its successors and assigns;

              (k) "NFLI MCPE" means an official MCPE used, produced and approved by NFLI to explain its marketing and compensation plan ("MCP");

              (l) "Person" means any individual, proprietorship, operation, firm, partnership, incorporated or unincorporated association, or any other legal or commercial entity, or the general public at large, whether or not a resident of Illinois;

              (m) "Products" shall mean all products sold by NFLI except for Recruiting Aids;

              (n) "Qualified Executive Distributor" means any Executive Distributor who has then met the NFLI requirements under the NFLI MCP to receive Compensation based on the sale of NFLI Products made by any Distributor in the Executive Distributor's Downline organization, including but not limited to the requirement that the Executive Distributor make certain Retail Sales to End Users and described in this AVC;

              (o) "Recruiting Aids" means any recruiting aid, sales and/or marketing aid, including video tapes, audio tapes, flyers, booklets, print advertisements, slides, flip charts, labels, signs, banners, promotional items, Internet postings, brochures or posters.

              (p) "Resalable Product" shall be defined as provided in the NFLI policy and procedure manual which provides, among other things, that food and skin care items will not be refunded after 90 days from the date of purchase;

              (q) "Retail Profit" means Compensation earned by a Distributor by reason of their own sale of Product to an End User;

              (r) "Retail Sales" means a Sale to an End User on which a Distributor earns Retail Profit;

              (s) "Sales" shall include purchases as retail, preferred customer price or at wholesale by an End User or Executive Distributor, including purchases made directly by the End User from the company for which a Distributor is entitled to credit or Compensation;

              (t) "SMH" or "Sanctioned Meeting Host" means any Person who is presenting the MCP at an official NFLI recruiting meeting that is publicized by NFLI in its official meeting schedule;

              (u) "Upline" means, with respect to any Distributor, those Distributors positioned above a Distributor who may earn and receive Derivative Income based upon a Distributor's wholesale purchases and Retail Sale of NFLI Products; and

              (v) "Verification" means, with respect to Products sold to an End User, the requirement that the Distributor provide a signed statement which includes the End User's name and telephone number (if available), the type, amount and retail cost of the Product or Product package sold to the End User, and that to the best of the Distributor's knowledge, the End User is purchasing the Product for his or her own use.

                              COMPENSATION POLICY
                              -------------------

          9. NFLI, whether acting directly or indirectly, will enforce a policy of refraining from:

          (a) Adopting, implementing or enforcing, in the NFLI Distribution System any policy or practice whereby NFLI shall pay commissions, bonuses, rebates, or any other type of Compensation to any Executive Distributor which is not based in part on the Sale of NFLI Products to End Users subject to Verification;

          (b) Representing, directly or by implication, that multilevel or network marketing businesses, including specifically the NFLI MCP, offer or provide Distributors the opportunity or ability to make substantial income or profit as a result of wholesale or Retail Sales activities by leveraging the time of other Persons, or from multiplication, duplication or geometrical increases in the number of participants at lower functional levels of distribution without making clear: (i) that not all NFLI participants earn Derivative Income in the NFLI Plan; and (ii) that no one can be guaranteed success as a NFLI Distributor; and (iii) that NFLI publishes the document referred to in paragraph 17; and (iv) that NFL has an Internet World Wide Web site containing information that may be useful in understanding the past business performance of NFLI Executive Distributors;

          (c) Representing anticipated or potential NFLI Product Sales figures or monthly or annual Sales commission or bonus figures other than the actual Sales experience of the speaker, without making clear the information specified in subpoints (i), (ii) and (iii) of the preceding subparagraph.

          (d) Making any unfair, deceptive or misleading representations, directly or indirectly, whether by affirmative statements, implications or omissions, that Persons electing to participate in NFLI will earn substantial sums of money;

          (e) Representing in an unfair, deceptive or misleading manner, any prospective or potential NFLI Product Sales commission figures; and

          (f) Displaying any particular monthly or annual Sales commission figures, check, tax form or similar record without making clear the information specified in subpoints (i), (ii) and (iii) of paragraph 9(b).

          10. NFLI, by its execution of this AVC, hereby officially adopts the following policies and will promptly take action to implement these policies:

          (a) The official NFLI MCPE will clearly explain the NFLI MCP, including all the means for qualifying as an Executive Distributor, that all Product volume qualifications are cumulative, and, therefore, that a Distributor is not required to make a one-time purchase of Product in any specified amount (i.e., a one-time $1,000 Product purchase) in order to qualify as an Executive Distributor;

          (b) For recruiting purposes, no one may use, produce, market or distribute any MCPE's or portion thereof other than the official NFLI MCPE;

          (c) No person may become a Distributor for NFLI unless they affirm, in writing, that they have read and understood the NFLI MCPE; and

          (d) No one may create or use a Distributor agreement other than the official NFLI Distributor agreement and commencing 90 days after entry of this AVC, no one may become a Distributor unless they sign the official NFLI Distributor agreement.

                           INSTANT EXECUTIVE PROGRAM
                          ---------------------------

          11. The designation "Instant Executive" will no longer be used and NFLI will only maintain executive programs that comply with the Retail Sale to End User rule as set forth in paragraph 21 and that do not include a mandatory initial purchase of $500 or more. Executives who are part of the NFLI Executive Compensation program, who obtained executive status by participation in the "Instant Executive Program" prior to the date of this AVC shall be allowed to maintain their Executive Distributor status, subject to all existing NFLI policies and procedures and subject to all changes in the NFLI program agreed to by NFLI in this AVC.

                                O.A.P. PROGRAM
                               ----------------

          12. The Order Assurance Program (hereinafter referred to as "OAP") will include the following guidelines and policies:

          (a) It is NFLI policy that Distributors may not make purchases or receive certificates merely to earn bonuses;

          (b) NFLI will encourage Distributors to redeem their certificates for Products and may devise Product purchase packages to encourage the same;

          (c) OAP shall remain a wholly optional program;

          (d) Effective 180 days after the entry of this AVC (so as to provide time for computer programming at NFLI), a Distributor will not receive additional certificates and shall be given 30 days notice that their OAP status will be suspended if: (i) four monthly unredeemed OAP certificates are issued consecutively to the Distributor for a maximum credit of four times the OAP enrollment level; or (ii) the Distributor has accumulated unredeemed certificates with a total face value of six times the Distributor's then designated OAP amount. However, the foregoing suspension and notice requirements shall not apply if the Distributor redeems one or more of the issued certificates, or notifies NFLI that he is accumulating toward a "big ticket" item;

          (e) NFLI may sell product to a Distributor who is ineligible for additional OAP certificates; and

          (f) Upon cancellation of a distributorship, certificates and products purchased with certificates will be treated as any other product for refund purposes.

                               REPURCHASE POLICY
                               -----------------

          13. NFLI will continue its policy of repurchasing from any canceling Distributor, who releases NFLI of all claims relating to their distributorship in the NFLI program, any resalable NFLI Products in the Distributor's possession by paying no less than 90% of the purchase price paid to NFLI (retaining no more than 10% as a restocking fee). Subject to presentation of reasonable proof of purchase and subject to the Distributor's prior representations regarding compliance with the "70% rule" set forth in paragraph 20(c), there shall be no limit upon the volume or dollar amount of Product which may be returned for repurchase by a Distributor. NFLI will not deduct from the repurchase price any commissions, bonuses or other Compensation paid to Upline participants on Sales of Products which are returned by a Distributor pursuant to this policy, but may deduct any commissions the returning Distributor earned as a result of the Product purchases which are returned and may deduct the Upline any bonuses paid to the Upline on Products returned by resigning Distributors. Nothing in this AVC shall prevent NFLI from offering a Product buy back policy (or other policy) which is more favorable to Distributors.

          14. NFLI will discontinue any recruiting aids which may be found to be not in conformance with this AVC.

          15. NFLI will include an expanded statement of their Product buy back policy in their Product order form and in the NFLI policy and procedure manual.

                              RECRUITING MEETINGS
                             ---------------------

          16. Within 60 days of the entry of this AVC, NFLI will provide training to its "Sanctioned Meeting Hosts" ("SMH"). The training will emphasize compliance with the AVC and the stated policies of NFLI and this AVC. Notice of the training sessions will be provided to each SMH and to the Attorney General at least one week in advance. Each SMH will be responsible for compliance with the terms of this AVC at any NFLI Recruiting Meeting they conduct, including:

          (a) Having at hand, for inspection and review by a Distributor or potential Distributor, copies of the NFLI MCPE and every disclosure document required by this AVC;

          (b) Making clear, in a meaningful way, once during the presentation of the MCP and once as the meeting is drawing near to closing, that NFLI policy prohibits use of Distributor-produced MCPEs, that only the sanctioned NFLI MCPE is available for inspection, and that any other MCPEs should be destroyed;

          (c) Announcing, in a meaningful way, during each meeting, that any references to the MCP during the meeting are necessarily incomplete and that any potential Distributor must review the NFLI MCPE before registering; and

          (d) Making clear twice during the presentation that a person can become a Distributor solely by purchasing one success kit (which currently costs $35).

                 POTENTIAL SATURATION AND EARNINGS INFORMATION
                 ---------------------------------------------

          17. NFLI will provide each new Distributor with a written statement, in a form that the Person may keep (which may, but need not, be the NFLI MCPE), including the following (based on the most current available figures to be updated at least annually):

          (a) The total number of NFLI Distributors;

          (b) The percentage of Distributors who are at each level;

          (c) For each level of Distributorship:

              (i)    The lowest monthly Derivative Income earned;
              (ii)   The average monthly Derivative Income earned;
              (iii)  The highest monthly Derivative Income earned; and

          (d) That updated information is available in NFLI's quarterly announcements.

          18. NFLI will provide the information specified in the preceding paragraph to all NFLI Executive Distributors on no less than an annual basis, by mailing the information to the address to which NFLI sends Compensation payments or other documents and will make the information available for review on the NFLI Internet World Wide Web site established pursuant the next paragraph.

          19. NFLI will establish and maintain a NFLI World Wide Web site at which all information required to be made available to Distributors in this AVC is published. The information will be updated no less often than annually. Nothing in this AVC shall prevent NFLI from publishing additional information at the Internet Web site. NFLI shall provide notice of the Uniform Resource Locator for the Internet Web site and the name, mailing address and telephone number of the service provider for the Web site to the Attorney General within 60 days of the date of this AVC.

                                 PRODUCT SALES
                                 -------------

          20. To avoid "inventory loading" and promote retail selling, NFLI will continue the following policies:

          (a) No Product purchase or other payments in excess of the price of the Distributor Success Kit (which currently sells for $35), will be required to qualify as an independent NFLI Distributor;

          (b) The product volumes to qualify for Executive Distributor status will remain cumulative (i.e., $1,500 as of 1996); and

          (c) No repeat orders will be accepted unless the Distributor affirms that 70% of prior Product purchases have been employed to build, promote and facilitate Retail Sales of NFLI Products.

          21. In addition, as to all Persons qualifying as an Executive Distributor on or after the first month which commenses more than thirty (30) days after execution of this Agreement (and not including continuous qualification that commenced prior to this AVC), effective with bonuses and commissions otherwise due the month thereafter, the Executive

Distributor will not qualify as a Qualified Executive Distributor (and will not receive bonuses or commissions on Downline sales), unless within the preceding one month period the Executive distributor has made at least five (5) Retail Sales to End Users, subject to Verification, or within the preceding two month period has made ten (10) Retail Sales to End Users, subject to Verification.

          22. Every three months, for a period of six (6) months after entry of this AVC, NFLI will select at random two percent (2%) of those Qualified Executive Distributors in Illinois receiving Derivative Income, and will require them to verify compliance with the Retail Sales to End Users requirement described above. Thereafter, each third month NFLI shall select at random one percent (1%) of those Illinois Qualified Executive Distributors receiving Derivative Income, and shall require these Distributors to verify compliance with the policy referred to in paragraph 21 hereinabove.

          23. Each three months, for a period of six (6) months after entry of this AVC, NFLI will provide to the Attorney General the substance and results of this Verification program. Thereafter, for the next three (3) years, the Attorney General may request this information as often as four times per calendar year.

          24. NFLI will regularly encourage its Distributors to register and collect Illinois Retailer's Occupation Tax on their Retail Sales.

                                  ENFORCEMENT
                                  -----------

          25. NFLI will adopt, implement, maintain and enforce within its Distribution System policies and practices prohibiting any Distributor from engaging in any of the practices prohibited by this AVC.

          26. NFLI will assign a full-time employee to seek out, monitor and review Distributor recruitment efforts and ensure compliance with this AVC and other similar AVC or compliance agreements. Such employee will be authorized to institute disciplinary action, if required, consistent with the terms of this AVC and NFLI policy.

          27. NFLI will adopt, maintain and implement a policy whereby NFLI undertakes to monitor official NFLI Recruiting Meetings on a regular and systematic basis, including use of unannounced attendance of NFLI monitors.

          28. Consistent with NFLI's policies and guidelines for cancellation, NFLI will augment the program for disciplinary action which curtails potential marketing abuses by independent NFLI Distributors and include the following:

          (a) On the first occasion that a Distributor is found to be in violation of any terms and conditions of this AVC, NFLI shall issue a formal, written warning to the Distributor;

          (b) On the occasion of a second violation of the terms and conditions of this AVC, NFLI shall suspend the Distributor's rights to commissions, bonuses or overrides and the right to sponsor other Distributors for one (1) month; and

          (c) On the occasion of a third violation of the terms and conditions of this AVC, NFLI may proceed to terminate the violator's distributorship.

                           MISCELLANEOUS PROVISIONS
                           ------------------------

          29. NFLI will refrain from making any statement, whether express or implied, directly or through its NFLI SMHs, stating that the Illinois Attorney General, the

State of Illinois or any other government entity has condoned or approved the business of NFLI or multilevel marketing in general.

          30. Not later than thirty days (30) after entry of this AVC, NFLI shall cause to be delivered to each NFLI Executive Distributor in Illinois a written statement, in the form attached hereto, summarizing and explaining the terms of this AVC. NFLI shall absorb all expenses associated with the dissemination of this written statement.

          31. NFLI shall fully advise all present and future management officials of the contents and requirements of this AVC.

          32. NFLI shall incorporate within its existing or future training meetings and seminar programs a program which shall emphasize compliance with NFLI's rules and policies consistent with this AVC.

          33. NFLI and its successors and assigns shall notify the Attorney General not more than thirty (30) days after any change in NFLI, such as dissolution, assignment or sale resulting in the emergence of successor corporations, the creation or dissolution of subsidiaries, or any other change in the corporation or in the NFLI Distribution System which may affect compliance obligations arising out of this AVC. However, consistent with NFLI's fiduciary obligations, it shall not be required to make disclosure to the Attorney General of confidential information which may affect the value of its stock, prior to public announcement and public announcement may constitute notice to the Attorney General and will use its best efforts to provide those announcements to the Attorney General. On the anniversary date of this AVC and each year for three years after entry of this AVC, NFLI will report to the Attorney General on its compliance with the requirements of this AVC. Its report will include, but will not be limited to, any instructions given to employees or participants regarding compliance with the provisions of this AVC, any notices provided to participants in connection with the terms of this AVC, and any statement as to changes or amendments made to the NFLI distribution systems.

          34. The Attorney General will keep such reports and their contents, or any report, document or other information provided under this section strictly confidential, and the Attorney General shall not disclose any such notification, information, document, or report, or the contents of any of the foregoing, except to the extent the Attorney General in good faith believes such disclosure must be made to enforce the terms of this AVC, or as otherwise required by state law or court order.

                               NOTICE PROVISIONS
                               -----------------

          35. IT IS FURTHER AGREED that all notices, statements, and accountings required by this AVC shall be sent by certified mail, postage prepaid to the following:

                  If to the Attorney General:

                           Office of the Illinois Attorney General
                           Consumer Fraud Bureau
                           Attn.: Janice M. Parker, Esq.
                           Assistant Attorney General
                           100 West Randolph, 12th Floor
                           Chicago, Illinois 60601

                  If to NFLI:

                           Jana Mitcham
                           Executive Vice President
                           Nutrition For Life International
                           9101 Jameel Street
                           Houston, Texas  77040
                  and

                           Kirkpatrick W. Dilling, Esq.
                           Dilling and Dilling
                           150 North Wacker Drive
                           Suite 1242
                           Chicago, Illinois  60606

                  and

                           David J. Bradford, Esq.
                           Jenner & Block
                           One IBM Plaza
                           Chicago, Illinois  60611

                                 SEVERABILITY
                                 ------------

          36. In the event that any of the provisions of this AVC are found unenforceable for any reason, that portion shall be severed from the remainder and such finding will not affect the force and validity of the remaining provisions.

                                EFFECTIVE DATE
                                --------------

          37. Except as specified herein, this Assurance of Voluntary Compliance will take effect immediately upon its signing by the parties.

                 STATE PROJECTS AND COURT ORDERED DISTRIBUTION
                  FUND FOR CONSUMER ENFORCEMENT AND EDUCATION
                 ---------------------------------------------

          NFLI voluntarily agrees to make payment to the State Project and Court Ordered Distribution Fund for Consumer Enforcement and Education on the amount of $100,000.00 Payment shall be in the form of a check made payable to the "Attorney General of the State of Illinois," within ten days of entry of this Consent Decree by the Court. The Attorney General shall cause the payment to be deposited in the State Project and Court Ordered Fund for Consumer Enforcement and Education and shall use the payment for law enforcement activity and consumer educational programs associated with the enforcement of the Consumer Fraud Act. NFLI will not be entitled to further accounting regarding the money deposited into the Fund.

                                 AUTHORIZATION
                                 -------------

          38. The undersigned representative for each party certifies that he is fully authorized by the party he represents to enter into the terms of this AVC and to legally bind the party he represents to the AVC.

AGREED:                                           AGREED:

JAMES E. RYAN,                                    NUTRITION FOR LIFE
ATTORNEY GENERAL BY AND FOR                       INTERNATIONAL, INC.
THE STATE OF ILLINOIS

BY: /s/ Charles G. Fergus                         BY: /s/ David Bertrand
   -----------------------                           -------------------
    Charles G. Fergus                                 President
    Chief, Consumer Fraud Bureau


DATED: July 16, 1996                              DATED: July 16, 1996
      --------------                                     -------------

                                                      July XX, 1996



Dear Distributors:

          We are excited to announce that Nutrition For Life and the Office of the Illinois Attorney General have entered into an agreement that resolves the Attorney General's pending lawsuit against the Trudeau Marketing Group and will protect the rights of all Nutrition For Life distributors.

          Although Nutrition For Life is not a party to the lawsuit brought by the Illinois Attorney General, we viewed the lawsuit as an opportunity to enter into a "voluntary compliance agreement." These agreements have been entered into by many successful multi-level marketing companies to ensure that they and the states agree on policies.

          Our agreement with Illinois will provide an important foundation for the future continued success of Nutrition For Life because it will help protect the rights of all Nutrition For Life distributors and consumers. We believe the various protections and options provided in this agreement will make Nutrition For Life an even more attractive program for distributors and consumers. This letter explains some of the important features of the agreement. Anyone interested in obtaining a copy of the full agreement can do so by contacting our office.

          The key features of the agreement include Nutrition For Life's commitment to:

          . Create an official explanation of its marketing and compensation plan and to prohibit distributors from creating their own official explanations of how the marketing and compensation plan works. While distributors may provide an overview or summary of the marketing compensation plan, it is important that they provide new distributors with a copy of the official Nutrition For Life explanation and ensure that new distributors understand the official plan.

          . Make clear that there are no mandatory purchases of product. We intend to continue the three different options for becoming an executive: $1,500 in personal group product volume; $1,200 in personal group product volume while enrolling in the OAP Program; or $1,000 in personal group product volume while enrolling in the Master Developer and OAP Programs. These qualifications will not change. However, to make it clear that distributors can take as much time as they desire or become an executive right away, at their option, we will eliminate any references to an "instant executive."

          . Create a World Wide Web site with information on Nutrition For Life and its distribution system and update it periodically. We also agreed to generate a distributor information bulletin which will provide earnings disclosures.

          . Publicize our long-standing repurchase policy. Under that policy, if you leave your distributorship, all resalable products may be returned (food products and skin care items are not resalable after 90 days) less a restocking fee. We do not deduct for any downline bonuses paid on these purchases.

          . Make clear that an executive should not earn bonuses or commissions unless they are engaged in the sale of product at retail. Commencing with bonuses due in October, 1996, an executive will not be entitled to bonuses and commissions unless he or she can personally verify that he or she has made five retail sales in the preceding 30 days or ten retail sales in the preceding 60 days.

          . Take additional steps to encourage executives to redeem OAP certificates for product so that executives are not merely collecting OAP certificates in order to earn commissions. We also agreed to limit the number of OAP certificates that we would send to any executive to four consecutive certificates at their full designated OAP amount or to a total value of certificates equal to six times the designated OAP amounts.

          . Take further steps to train executives who give meetings to stress compliance with our policies and procedures. In particular, meeting hosts will emphasize that recruiting and sales literature which is not approved by Nutrition For Life may not be distributed at the meeting and that the official Nutrition For Life marketing compensation plan explanation must be reviewed before becoming an executive distributor.

          . Monitor meetings and to sanction distributors who violate NFLI policies and procedures. These violations only injure the reputation of NFLI and harm the interests of the overwhelming majority of distributors who do comply with NFLI's policies and procedures.

          We believe that you will agree that these safeguards will help NFLI in its business and improve the value of your distributorship.

          Our agreement with the Attorney General is a sign that our organization has matured and is on the map. We have seized this opportunity to ensure that as we continue to grow, we do so on a very sound foundation. In appreciation of the highly professional, thoughtful and practical approach taken by the Illinois Attorney General in discharging their obligations to ensure that consumers and distributors alike are protected, we agreed to make a contribution to the Illinois Consumer Education Fund.

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                                                                          PAGE 3


          We at NFLI are delighted with the execution of the voluntary compliance agreement. We now look forward to focusing our energies on continuing the dynamic growth and success of our business.


                                           Sincerely,



                                           David Bertrand
                                           President